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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 5, 2007

                                MICROISLET, INC.

               (Exact Name of Registrant as Specified in Charter)


            Nevada                        001-32202               88-0408274
_______________________________   ________________________   ___________________
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)


          6370 Nancy Ridge Drive, Suite 112
                San Diego, California                              92121
      ________________________________________                  ___________
      (Address of Principal Executive Offices)                   Zip Code


                                 (858) 657-0287
                 _______________________________________________
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
             APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         (b) On November 5, 2007, Kevin A. Hainley, our Interim Chief Financial Officer gave notice he is leaving the Company effective December 6, 2007 for personal reasons.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MICROISLET, INC.


Date:    November 9, 2007                   By:  /s/ Michael J. Andrews
                                                 ----------------------------
                                                 Michael J. Andrews
                                                 Chief Executive Officer